Exhibit 99.1

GLUCOTRACK STRENGTHENS LEADERSHIP TEAM WITH APPOINTMENT OF NEW CHIEF FINANCIAL OFFICER

Industry veteran Peter C. Wulff joins Glucotrack to drive financial strategy and commercialization of its continuous blood glucose monitor for people with diabetes

Rutherford, NJ, January 29, 2025 (GLOBE NEWSWIRE) — Glucotrack, Inc. (Nasdaq: GCTK) (“Glucotrack” or the “Company”), a medical technology company focused on the design, development, and commercialization of novel technologies for people with diabetes, today announced that Peter C. Wulff has been named Chief Financial Officer, effective immediately.

Mr. Wulff has over 35 years of financial management experience in both public and privately held companies in the emerging growth life sciences sector. He has a strong track record of successfully raising capital through a variety of mechanisms including public and private equity offerings, debt financing, and strategic business transactions. Mr. Wulff most recently served as Chief Financial Officer at Biological Dynamics, Inc. Prior to that, he served as Chief Financial Officer at JenaValve Technology, Inc., where he played an instrumental role in the corporate relocation from Germany and subsequent growth of its US operations, including managed closing of various capital raise transactions, including equity, debt and international out-licensing of intellectual property. Prior to JenaValve, Mr. Wulff served as the financial corporate officer for medical technology companies including Alphatec Spine Holdings, Artes Medical, CryoCor and Pure Biosciences.

“I look forward to working with the Glucotrack team to commercialize this revolutionary technology, drive financial excellence and support the long-term strategic vision of the Company,” said Mr. Wulff.

“Peter has an exceptional track record of delivering results and creating value and is uniquely qualified to lead our finance and accounting organization into the next phase of growth,” said Paul V. Goode, PhD, President and CEO of Glucotrack. “His extensive experience in capital markets and strategic planning will be invaluable as we advance our novel continuous blood glucose monitor through clinical development and prepare for future commercialization.”

For more information about Glucotrack’s CBGM, visit glucotrack.com. Information on the Company’s website does not constitute a part of and is not incorporated by reference into this press release.

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About Glucotrack, Inc.

Glucotrack, Inc. (NASDAQ: GCTK) is focused on the design, development, and commercialization of novel technologies for people with diabetes. The Company is currently developing a long-term implantable continuous blood glucose monitoring system for people living with diabetes.

Glucotrack’s CBGM is a long-term, implantable system that continually measures blood glucose levels with a sensor longevity of 3 years, no on-body wearable component and with minimal calibration. For more information, please visit http://www.glucotrack.com.

Forward-Looking Statements

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements contained in this news release that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “believe”, “expect”, “plan” and “will” are intended to identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, management. These statements relate only to events as of the date on which the statements are made, and Glucotrack undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. All of the forward-looking statements made in this press release are qualified by these cautionary statements, and there can be no assurance that the actual results anticipated by Glucotrack will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Readers are cautioned that certain important factors may affect Glucotrack’s actual results and could cause such results to differ materially from any forward-looking statements that may be made in this news release. Factors that may affect Glucotrack’s results include, but are not limited to, the ability of Glucotrack to raise additional capital to finance its operations (whether through public or private equity offerings, debt financings, strategic collaborations or otherwise); risks relating to the receipt (and timing) of regulatory approvals (including U.S. Food and Drug Administration approval); risks relating to enrollment of patients in, and the conduct of, clinical trials; risks relating to Glucotrack’s future distribution agreements; risks relating to its ability to hire and retain qualified personnel, including sales and distribution personnel; and the additional risk factors described in Glucotrack’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2023 as filed with the SEC on March 28, 2024.

Contacts:

Investor Relations:

investors@glucotrack.com

Media:

GlucotrackPR@icrinc.com